UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 29, 2025

ELME COMMUNITIES
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7550 WISCONSIN AVE, SUITE 900, BETHESDA, MD 20814
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	ELME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Election of Trustees

At the annual meeting held on May 29, 2025, shareholders of Elme Communities, a Maryland real estate investment trust (“Elme”), elected Jennifer S. Banner as a trustee of the Board of Trustees (the “Board”) to serve until Elme’s 2026 annual meeting of shareholders and until her successor is elected and qualifies. Ms. Banner received the following votes:

For	Against	Abstain	Broker Non-Votes
73,132,775	913,460	94,024	6,490,621

Elme’s shareholders also elected Benjamin S. Butcher as a trustee of the Board to serve until Elme’s 2026 annual meeting of shareholders and until his successor is elected and qualifies. Mr. Butcher received the following votes:

For	Against	Abstain	Broker Non-Votes
73,263,402	800,286	76,571	6,490,621

Elme’s shareholders also elected Susan Carras as a trustee of the Board to serve until Elme’s 2026 annual meeting of shareholders and until her successor is elected and qualifies. Ms. Carras received the following votes:

For	Against	Abstain	Broker Non-Votes
73,343,431	699,803	97,025	6,490,621

Elme’s shareholders also elected Ellen M. Goitia as a trustee of the Board to serve until Elme’s 2026 annual meeting of shareholders and until her successor is elected and qualifies. Ms. Goitia received the following votes:

For	Against	Abstain	Broker Non-Votes
73,060,897	984,911	94,451	6,490,621

Elme’s shareholders also elected Paul T. McDermott as a trustee of the Board to serve until Elme’s 2026 annual meeting of shareholders and until his successor is elected and qualifies. Mr. McDermott received the following votes:

For	Against	Abstain	Broker Non-Votes
71,186,946	2,918,589	34,724	6,490,621

Elme’s shareholders also elected Thomas H. Nolan, Jr. as a trustee of the Board to serve until Elme’s 2026 annual meeting of shareholders and until his successor is elected and qualifies. Mr. Nolan received the following votes:

For	Against	Abstain	Broker Non-Votes
71,693,374	2,371,807	75,078	6,490,621

Elme’s shareholders also elected Ron D. Sturzenegger as a trustee of the Board to serve until Elme’s 2026 annual meeting of shareholders and until his successor is elected and qualifies. Mr. Sturzenegger received the following votes:

For	Against	Abstain	Broker Non-Votes
73,781,800	280,585	77,874	6,490,621

Elme’s shareholders also elected Anthony L. Winns as a trustee of the Board to serve until Elme’s 2026 annual meeting of shareholders and until his successor is elected and qualifies. Mr. Winns received the following votes:

For	Against	Abstain	Broker Non-Votes
70,400,628	3,560,075	179,556	6,490,621

Advisory Vote to Approve Named Executive Officer Compensation

Elme’s shareholders approved, by nonbinding advisory vote, the compensation paid to Elme’s named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
70,120,067	3,883,087	137,105	6,490,621

Ratification of Ernst & Young as Elme’s Independent Registered Public Accounting Firm

Elme’s shareholders ratified the appointment of Ernst & Young LLP as Elme’s independent registered public accounting firm for the fiscal year ending December 31, 2025. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
78,490,824	2,099,746	40,310	—

The results reported above are final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELME COMMUNITIES
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Senior Vice President and Chief Administrative Officer

May 30, 2025
(Date)